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Exhibit 99.1

2005 Outside Directors Compensation Plan
eCOLLEGE.COM
2005 OUTSIDE DIRECTORS COMPENSATION PLAN

Article 1. Establishment, Objectives and Duration

        1.1   Establishment of the Plan. eCollege.com, a Delaware corporation, has adopted the "eCollege.com 2005 Outside Directors Compensation Plan" to provide for the payment of cash compensation to non-employee directors. The Plan also provides for the grant of equity awards to non-employee directors pursuant to the Stock Issuance Program established under the eCollege.com 1999 Stock Incentive Plan (Amended and Restated Through July 1, 2002). Capitalized terms will have the meanings given to them in Article 2.

        1.2   Plan Objectives. The objectives of the Plan are to give the Company an advantage in attracting and retaining Outside Directors.

        1.3   Duration of the Plan. The Plan will be effective January 1, 2005 (the "Effective Date"). The Plan will terminate upon the earliest of (i) the date on which all Shares available for issuance under the Plan have been issued, or (ii) the date the Board of Directors terminates the Plan pursuant to Section 9.1.

Article 2. Definitions

        Whenever used in the Plan, the following terms will have the meanings set forth below, and when the meaning is intended, the initial letter of the word will be capitalized:

        "Affiliates" means, with respect to any person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the first person.

        "Annual Board Retainer" means the cash retainer fee established by the Board in accordance with Section 6.1(a) and paid to an Outside Director for services performed as a member of the Board of Directors for a Plan Year.

        "Annual Committee Retainer" means the cash retainer fee established by the Board in accordance with Section 6.1(b) and paid to an Outside Director for services performed as a member of a committee of the Board of Directors for a Plan Year.

        "Annual Grant" means a grant of Deferred Stock Units to an Outside Director in accordance with Section 6.2(b).

        "Beneficiary" means the person entitled under Section 8.3 to receive payment of the balances remaining in an Outside Director's Stock Account in the event the Outside Director dies before the entire balance in the Stock Account has been paid.

        "Board" or "Board of Directors" means the Board of Directors of the Company.

        "Change in Control" of the Company will be deemed to have occurred as of the first day any one or more of the following paragraphs is satisfied:

          (a)   any person, or more than one person acting as a "group" (within the meaning of Code Section 409A), acquires ownership of securities of the Company that, together with any such securities held by such person or group, constitute more than fifty percent of the total fair market value or total voting power of the securities of the Company; provided, however, that if a person or group is considered to own more than fifty percent of the total fair market value or total voting power of the securities of the Company, the acquisition of additional securities by the same person or group will not be deemed to be a Change in Control;

          (b)   any person, or more than one person acting as a group, acquires (or has acquired during the immediately preceding twelve-month period) ownership of securities of the Company possessing at least thirty-five percent of the total voting power of the securities of the Company;

          (c)   a majority of the members of the Board is replaced during any twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or

          (d)   any person, or more than one person acting as a group, acquires (or has acquired during the immediately preceding twelve-month period) assets from the Company that have a total gross fair market value equal to at least forty percent of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately prior to the acquisition; provided, however, that the following transfers of assets will not be deemed to be a Change in Control: (i) transfers to a stockholder of the Company in exchange for or with respect to the Company's securities; (ii) transfers to an entity of which at least fifty percent of the total value or voting power is owned, directly or indirectly, by the Company; (iii) transfers to any person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent or more of the total value or voting power of all the outstanding securities of the Company; or (iv) transfers to an entity of which a person or group described in immediately preceding subsection (iii) owns, directly or indirectly, at least fifty percent of the total value or voting power of the outstanding securities of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor to it.

        "Common Stock Fair Market Value" means the closing price of publicly traded Shares on the national exchange on which the Shares are listed as of a particular date, or if there were no sales on such date, on the last preceding day on which there were sales, or if such Shares are not listed on a national securities exchange, the last reported bid price in the over-the-counter market.

        "Company" means eCollege.com, a Delaware corporation, and any successor thereto as provided in Section 9.3.

        "Deferral Election" has the meaning ascribed to it in Section 7.1.

        "Deferred Stock Unit" means a bookkeeping entry equal to the value of a Share.

        "Director" means any individual who is a member of the Board of Directors.

        "Effective Date" has the meaning ascribed to it in Section 1.3.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor to it.

        "Grant Date" means (i) with respect to Initial Grants, the first business day coincident with or following the date on which an Outside Director's service as a member of the Board commences, and (ii) with respect to Annual Grants, the first business day of each Plan Year.

        "Initial Grant" means a grant of Deferred Stock Units to an Outside Director in accordance with Section 6.2(a).

        "Installment Payment" has the meaning ascribed to it in Section 6.1(c).

        "1999 Plan" means the eCollege.com 1999 Stock Incentive Plan (Amended and Restated Through July 1, 2002).

        "Outside Director" means a Director who, at the time in question, is not an employee of the Company or any of its Affiliates.

        "Plan" means the eCollege.com 2005 Outside Directors Compensation Plan, as set forth in this document.

        "Plan Year" means the 12 month period beginning on each January 1 and ending on the next following December 31.

        "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor to it.

        "Shares" means the shares of common stock of the Company.

        "Stock Account" means a bookkeeping account established for an Outside Director that is credited with Deferred Stock Units and is payable in Shares.

        "Termination Date" means the date on which an Outside Director ceases to be an independent Director, for whatever reason.

Article 3. Administration

        3.1   The Board of Directors. The Plan will be administered by the Board of Directors. The Board of Directors will act by a majority of its members at the time in office and eligible to vote on any particular matter, and may act either by a vote at a meeting or in writing without a meeting.

        3.2   Authority of the Board of Directors. Except as limited by law and subject to the provisions herein, the Board of Directors has full power to: construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of the Plan. Further, the Board of Directors will make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law and consistent with Section 3.1, the Board of Directors may delegate some or all of its authority under this Plan.

        3.3   Decisions Binding. All determinations and decisions made by the Board of Directors pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including the Company, its stockholders, all Affiliates, Outside Directors and their estates and beneficiaries.

Article 4. Shares Available for Grants

        The Shares that are to be issued under the Plan will be Shares reserved for issuance under the 1999 Plan.

Article 5. Eligibility

        Each Outside Director of the Board during a Plan Year will participate in the Plan for that year.

Article 6. Annual Retainers and Deferred Stock Units

        6.1   Amounts Payable in Cash. Each Outside Director will be entitled to receive cash retainer fees each Plan Year in accordance with the provisions of this Section 6.1.

          (a)   Annual Board Retainers. Each Outside Director will be entitled to receive an Annual Board Retainer in the amount determined from time to time by the Board. Until changed by resolution of the Board of Directors, the Annual Board Retainer will be $15,000 for each Outside Director.

          (b)   Annual Committee Retainers. Each Outside Director will be entitled to receive an Annual Committee Retainer, in the amount determined from time to time by the Board, for each committee of the Board of which he or she is member during a Plan Year. Until changed by resolution of the Board of Directors, the Annual Committee Retainer will be as follows:

	Committee Member	Committee Chair
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating Committee	$5,000	$7,500

          (c)   Payment of Retainers. Unless the Outside Director has made a Deferral Election with respect to them, the Annual Board Retainer and Annual Committee Retainer will be paid in four equal cash installments (the "Installment Payments") as of the last business day of each March, June, September and December to each individual who is an Outside Director on that date. Each Installment Payment to an Outside Director will equal the quotient of the sum of Outside Director's Annual Board Retainer and Annual Committee Retainer divided by four. Any Outside Director who first becomes an Outside Director during a calendar quarter will be entitled to an Installment Payment for that calendar quarter unless, immediately before becoming an Outside Director, he or she was a Director who was an employee of the Company or any of its Affiliates.

        6.2   Deferred Stock Units. Each Outside Director will be entitled to grants of Deferred Stock Units, issued pursuant to the Stock Issuance Program under the 1999 Plan, in accordance with the provisions of this Section 6.2.

          (a)   Initial Grant. Each individual who becomes an Outside Director on or after the Effective Date will receive an Initial Grant of 4,000 Deferred Stock Units on the Grant Date. The Initial Grant will be credited to the Outside Director's Stock Account. Each individual who is an incumbent Outside Director as of the Effective Date will not be eligible to receive an Initial Grant under this Section 6.2(a).

          (b)   Annual Grant. Each individual who becomes an Outside Director on or after the Effective Date will receive an Annual Grant of 2,000 Deferred Stock Units on each Grant Date, beginning in the Plan Year after the Plan Year in which his or her service as a member of the Board commences. Each individual who is an incumbent Outside Director as of the Effective Date will receive an Annual Grant on each Grant Date beginning in the 2007 Plan Year; provided, however, that Robert Mundheim will begin to receive Annual Grants in the 2006 Plan Year. All Annual Grants will be credited to the Outside Director's Stock Account.

          (c)   Award Agreement. Each Initial Grant and Annual Grant will be evidenced by an award agreement substantially in the form of Exhibit C attached hereto that specifies the vesting period, the number of Deferred Stock Units granted and such other provisions as the Board of Directors determines. The Board will establish rules and procedures for the Deferred Stock Units, as it deems appropriate.

Article 7. Deferral

        7.1   Deferral Election. Any Outside Director may elect to defer all or a portion of the compensation payable to him or her under Section 6.1 for the Plan Year by filing with the Secretary of the Company a written notice to that effect on the Deferral Election Form attached hereto as Exhibit A (a "Deferral Election"). An Outside Director without a Deferral Election in effect may elect to defer all or a portion of the compensation payable under Section 6.1: (a) with respect to any compensation payable under Section 6.1 for any Plan Year by filing a Deferral Election on or before the December 31st preceding that Plan Year; and (b) with respect to any compensation payable under Section 6.1 for any portion of a Plan Year after the date on which an individual who become an Outside Director during a Plan Year files a Deferral Election, if such Deferral Election is filed within thirty days following the date on which the individual became an Outside Director. A Deferral Election may not be revoked or modified with respect to compensation payable for any Plan Year for which it is effective and the Deferral Election, unless terminated or modified as described below, will apply to compensation payable under Section 6.1 with respect to each subsequent Plan Year. An Outside Director may terminate or modify his or her current Deferral Election for any subsequent Plan Year by filing a new Deferral Election on or before December 31 of the then-current Plan Year. An effective Deferral Election will also terminate on the date a Director ceases to be an Outside Director.

        7.2   Stock Account. All compensation that an Outside Director elects to defer pursuant to a Deferral Election under Section 7.1 will be credited to his or her Stock Account as of the date the compensation would otherwise have been payable under Section 6.1 as Deferred Stock Units, issued pursuant to the Stock Issuance Program under the 1999 Plan. The number of Deferred Stock Units so credited will equal the amount of compensation deferred divided by the Common Stock Fair Market Value of a Share on the day the compensation would otherwise have been paid if the Outside Director had not made a Deferral Election.

        If the Company declares a cash dividend on its common stock, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of cash dividend per Share multiplied by the number of Deferred Stock Units credited to the Outside Director's Stock Account through the record date. The dividend equivalents will be credited to the Outside Director's Stock Account as Deferred Stock Units, the number of which will be determined by dividing the dollar amount credited to the Outside Director under the preceding sentence by the Common Stock Fair Market Value of a Share on the payment date of the dividend.

Article 8. Distributions

        8.1   Timing of Distributions. The value of an Outside Director's Stock Account will be distributed to him or her or, in the event of his or her death, to his or her Beneficiary as soon as administratively feasible after the Outside Director's Termination Date.

        To the extent necessary to avoid liability under Section 16(b) of the Exchange Act, the amount attributable to any Deferred Stock Units that shall have been credited to the Outside Director's Stock Account for a period of less than six months will be distributed, or commence to be distributed, as soon as administratively feasible following the expiration of such six month period. To the extent necessary to comply with Code Section 409A, the Board or its compensation committee may specify such additional rules regarding distributions and elections as it deems appropriate.

        If an Outside Director dies before he or she has received payment of all amounts due hereunder, the balances remaining in the Outside Director's Stock Account will be paid to his or her Beneficiary as soon as administratively feasible following the Outside Director's death.

        8.2   Form of Distributions. An Outside Director's Stock Account will be paid in a single lump sum in Shares from the Shares available for issuance under the 1999 Plan. With respect to each Deferred Stock Unit credited to the Outside Director's Stock Account, the number of Shares payable to an Outside Director, or, in the event of his or her death, to the Outside Director's Beneficiary, will equal the number of Deferred Stock Units credited to the Outside Director's Stock Account.

        8.3   Beneficiary. An Outside Director may designate, on the Beneficiary Designation form attached hereto as Exhibit B, any person to whom payments are to be made if the Outside Director dies before receiving payment of all amounts due hereunder. A Beneficiary Designation form becomes effective only after the signed form is filed with the Secretary of the Company while the Outside Director is alive, and will cancel any prior Beneficiary Designation form. If the Outside Director fails to designate a beneficiary or if all designated beneficiaries predecease the Outside Director, the Outside Director's Beneficiary will be his or her estate.

Article 9. Miscellaneous

        9.1   Modification and Termination. The Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part.

        9.2   Indemnification. Each person who is or has been a member of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit, or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in a settlement approved by the Company, or paid by that person in satisfaction of any judgment in any such action, suit, or proceeding against that person, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the action, suit or proceeding before that person undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which an individual may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

        9.3   Successors. All obligations of the Company under the Plan with respect to a given Plan Year will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

        9.4   Reservation of Rights. Nothing in this Plan or in any award agreement granted hereunder will be construed to limit in any way the Board's right to remove an Outside Director from the Board of Directors.

Article 10. Legal Construction

        10.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.

        10.2 Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

        10.3 Requirements of Law. The issuance of payments under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals required by any governmental agencies or national securities exchanges.

        10.4 Securities Law and Tax Law Compliance. To the extent any provision of the Plan or action by the Board would subject any Outside Director to liability under Section 16(b) of the Exchange Act, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

        10.5 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made to an Outside Director by the Company, nothing contained herein will give any rights to an Outside Director that are greater than those of a general creditor of the Company.

        10.6 Governing Law. The Plan will be construed in accordance with and governed by the laws of the State of Delaware, determined without regard to its conflict of law rules.

        10.7 Nontransferability. An Outside Director's Stock Account and any Deferred Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code section 414(p)). All rights with respect to Stock Accounts and Deferred Stock Units will be available during the Outside Director's lifetime only to the Outside Director or the Outside Director's guardian or legal representative. The Board of Directors may, in its discretion, require an Outside Director's guardian or legal representative to supply it with evidence the Board of Directors deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Outside Director.

* * * * *

EXHIBIT A

eCOLLEGE.COM
OUTSIDE DIRECTORS COMPENSATION PLAN
DEFERRAL ELECTION

        As of                        , 20    , the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the compensation payable to him or her under the terms of the eCollege.com Outside Directors Compensation Plan (the "Plan"). This Deferral Election will remain in full force and effect until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be an Outside Director. Any term capitalized herein but not defined will have the meaning set forth in the Plan.

        1.     Deferral Election. In accordance with the terms of the Plan, the Outside Director hereby elects to defer:

                    % of the Annual Board Retainer

                    % of the Annual Committee Retainer

that is payable to the Outside Director for calendar years that begin, or that is payable for remainder of the year in which the individual first becomes an Outside Director, after the date this election is filed with the Secretary of eCollege.com. (Enter in each blank any whole percentage less than or equal to 100%.).

        2.     Accounts. All amounts deferred under item number 1 above will be credited to the Stock Account.

        3.     Timing of Payout. Subject to the terms of the Plan, the Stock Account will be distributed as soon as administratively feasible following the date he or she ceases to be an Outside Director.

        4.     Form of Payout. In accordance with the terms of the Plan, the Outside Director's Stock Account will be paid in Shares a single lump sum payment.

        IN WITNESS WHEREOF, the Outside Director has duly executed this Deferral Election as of the date first written above.

Outside Director's Signature
Outside Director's Name (please print)

EXHIBIT B

eCOLLEGE.COM
OUTSIDE DIRECTORS COMPENSATION PLAN
BENEFICIARY DESIGNATION

        In accordance with the terms of the eCollege.com Outside Directors Compensation Plan (the "Plan"), the individual whose name appears below, who is an Outside Director of eCollege.com (the "Company") hereby designates a beneficiary or beneficiaries, with respect to his or her Stock Account (and any other amounts due to him or her) under the Plan.

        1.     Primary Beneficiary. The following person, or persons, are hereby designated as primary Beneficiary with respect to the percentage of the Outside Director's unpaid Stock Account (and any other amounts due to him or her) indicated for each person:

Name:
Relationship:
Address:

Percent:
Name:
Relationship:
Address:
Percent:
Name:
Relationship:
Address:

Percent:

        2.     Secondary Beneficiary. The following person, or persons, are hereby designated as secondary Beneficiary with respect to the percentage of the Outside Director's unpaid Stock Account (and any other amounts due to him or her) indicated for each person:

Name:
Relationship:
Address:

Percent:
Name:
Relationship:
Address:
Percent:
Name:
Relationship:
Address:

Percent:

        IN WITNESS WHEREOF, the Outside Director has duly executed this Beneficiary Designation as of                        , 20    .

Outside Director's Signature
Outside Director's Name (please print)

EXHIBIT C

eCOLLEGE.COM
OUTSIDE DIRECTORS COMPENSATION PLAN
DEFERRED STOCK UNIT AWARD AGREEMENT

Name:

Number of Deferred Stock Units:

DEFERRED STOCK UNIT TERMS AND CONDITIONS

        1.     Definitions. Any term capitalized herein but not defined will have the meaning set forth in the eCollege.com Outside Directors Compensation Plan (the "Plan").

        2.     Grant and Vesting of Deferred Stock Units.

        (a)   As of                        , (the "Grant Date"), the Outside Director will be credited with the number of Deferred Stock Units determined pursuant to Section 6.2 of the Plan and set forth above (an "Award"). Each Deferred Stock Unit is a bookkeeping entry equal to the value of one share of common stock of the Company. Each Deferred Stock Unit constitutes the right, subject to the terms and conditions of the Plan and this document, to a distribution of Shares.

        (b)   The Award [will be fully vested on the Grant Date] [for Annual Awards] [will vest in 36 equal monthly increments over the three years following the grant date] [for Initial Awards]. [Notwithstanding the foregoing, upon a Change in Control, the unvested portion of the Award will vest.] [for Initial Awards]

        3.     Rights as a Stockholder.

        (a)   The Outside Director will not be entitled to vote with respect to either the Deferred Stock Unit or share equivalent units underlying them.

        (b)   If the Company declares a cash dividend on its common stock following the Grant Date, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of the cash dividend per Share multiplied by the number of Deferred Stock Units credited to the Outside Director through the record date. The dollar amount credited to an Outside Director under the preceding sentence will be credited to his or her Stock Account as Deferred Stock Units, the number of which will be determined by dividing the dollar amount credited to the Outside Director under the preceding sentence by the Common Stock Fair Market Value of a Share on the payment date of the dividend.

        4.     Forfeiture. On his or her Termination Date, the Outside Director will forfeit the right to receive a payment with respect to share equivalent units underlying any Deferred Stock Units that have not yet vested, but will be entitled to receive a payment with respect to share equivalent units underlying any Deferred Stock Units that have vested.

        5.     Timing and Form of Payment. On his or her Termination Date, the Outside Director will be entitled to receive a distribution of Shares, with respect to each Deferred Stock Unit credited to the Outside Director's Stock Account, determined by multiplying the Deferred Stock Unit by a fraction, the numerator of which is Common Stock Fair Market Value on the payout date and the denominator of which is the Common Stock Fair Market Value on date the Deferred Stock Unit was credited to the Outside Director's Stock Account. Distributions will be made as soon as administratively feasible after the Outside Director's Termination Date [or, if earlier, the date on which a Change of Control occurs].

        6.     Assignment and Transfers. The Outside Director may not assign, encumber or transfer any of his or her rights and interests under the Award described in this document, except, in the event of his or her death, by will or the laws of descent and distribution.

        7.     Withholding Tax. The Company and any Affiliate will have the right to retain amounts that are payable to the Outside Director hereunder to the extent necessary to satisfy any withholding taxes, whether federal or state, triggered by the granting or vesting of an Award reflected in this document or by the payment of cash.

        8.     Securities Law Requirements. With respect to individuals subject to Section 16 of the Exchange Act, transactions under this Award are intended to comply with all applicable conditions of Rule 16b-3, or its successors under the Exchange Act. To the extent any provision of the Award or action by the Board fails to so comply, the Board may determine, to the extent permitted by law, that the provision or action will be null and void.

        9.     No Limitation on Rights of the Company. The grant of the Award described in this document will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

        10.   Notice. Any notice or other communication required or permitted hereunder must be in writing and must be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice will be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to eCollege.com, One North LaSalle Street, Suite 1675, Chicago, IL 60602, Attention: General Counsel and, in the case of the Outside Director, to the last known address of the Outside Director in the Company's records.

        11.   Governing Law. This document and the Award will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of law rules.

        12.   Plan Document Controls. The rights granted under this Restricted Unit document are in all respects subject to the provisions of the Plan to the same extent and with the same effect as if they were set forth fully therein. If the terms of this document or the Award conflict with the terms of the Plan document, the Plan document will control.

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